SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 2018
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A-MARK PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	11-2464169
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2121 Rosecrans Ave., Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)
Registrant’s telephone number, including area code:  (310) 587-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into Material Definitive Agreement.
On September 14, 2018 (the “Closing Date”), AM Capital Funding, LLC (the “Issuer”), an indirect subsidiary of A-Mark Precious Metals, Inc. (“A-Mark”) completed an issuance of Secured Senior Term Notes, Series 2018-1, Class A (the “Class A Notes”) in the aggregate principal amount of $72,000,000 and Secured Subordinated Term Notes, Series 2018-1, Class B (the “Class B Notes” and together with the Class A Notes, the “Notes”) in the aggregate principal amount of $28,000,000.  The Class A Notes bear interest at a rate of 4.98% and the Class B Notes bear interest at a rate of 5.98%.  The Notes have a maturity date of December 15, 2023.

The Notes were issued under a Master Indenture and the Series 2018-1 Supplement thereto, each dated as of the Closing Date, between the Issuer and Citibank, N.A., as trustee.

The Notes will be primarily payable from, and secured by, precious metals (gold, silver, platinum or palladium) and a portfolio of loans collateralized by precious metals (gold, silver, platinum or palladium).  Such loans were originated by either Collateral Finance Corporation (“CFC”), a subsidiary of A-Mark or acquired by CFC from Worth Group, Inc. and conveyed by CFC to the Issuer on the Closing Date.  The Notes are not insured or guaranteed by A-Mark or CFC.

The Notes may only be acquired by persons who are qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure in Item 1.01 is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description
10.1
Master Indenture, dated as of September 14, 2018, between AM Capital Funding, LLC, a limited liability company organized under the laws of the State of Delaware, and Citibank, N.A., a national banking association, as indenture trustee.

10.2
Series 2018-1 Supplement, dated as of September 14, 2018, between AM Capital Funding, LLC, a limited liability company organized under the laws of the State of Delaware, and Citibank, N.A., as indenture trustee.

10.3	Transfer and Sale Agreement, dated as of September 14, 2018, by and between Collateral Finance Corporation, a Delaware corporation, and AM Capital Funding, LLC, a Delaware limited liability company.
99.1	Press Release, dated September 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 17, 2018

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:  Carol Meltzer
Title:    General Counsel and Secretary